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                                                                   Exhibit 10.55

LONDONDERRY                                       RR#4, 22 International Parkway
CAPITAL STRUCTURING LTD.                          Stouffville, Ontario   L4A 7X5
                                       Tel: (905) 888-0500   Fax: (905) 888-0497
                                               email:  london.derry@sympatico.ca


October 27, 1999

Rotary Power International, Inc.
One Passaic Street
P.O. Box 128
Wood-Ridge, New Jersey 07075-0128
Attention:  Mr. Ken Brody, President

Dear Mr. Brody;

RE: SUBSCRIPTION AGREEMENT

Attached is an executed subscription agreement for the 3,000,000 common share offering of Rotary Power International, Inc. executed by Londonderry Capital Structuring Ltd. which is being sent to you subject to the following conditions in accordance with the confidential term sheet dated October 27, 1999.

Conditions of Londonderry Capital Structuring Ltd. are as follows:

1. Lock-up agreement to have been executed by shareholders or effective equivalent representing at least 33% of the currently outstanding common shares

2. Issuance of the audited financial statements of the Company for the year ended December 31, 1998 and unaudited financial statements for the year ended December 31, 1999

3. Completion of due diligence on the Company, the results of which must be to the reasonable satisfaction of Londonderry Capital Structuring Ltd. at its sole and unfettered discretion

4. Rotary Power International, Inc. shall bring U.S. Securities Exchange Commission filings up to date

5.       Mutually satisfactory Business Plan

6. Rotary Power International, Inc. to appoint two mutually acceptable outside directors to its Board of Directors

Yours truly;


/s/ Ronald G. McKeown
-----------------------------
Ronald G. McKeown, President


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ROTARY POWER INTERNATIONAL, INC.

                             SUBSCRIPTION AGREEMENT

                                                                October 27, 1999

Rotary Power International, Inc.
One Passaic Street
P.O. Box 128
Wood-Ridge. New Jersey 07075-0128

Gentlemen:

1. SUBSCRIPTION. The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees, on the terms and conditions set forth herein, to purchase from Rotary Power International, Inc., a Delaware corporation (the "Company"), that number of shares (the "Shares") of the Company's Common Stock, par value $0.01 per share (the `Common Stock"), set forth on the signature page hereof. The terms and provisions of the Common Stock are more fully described in the Company's Term Sheet (the "Term Sheet"). The Company intends to use the proceeds from the sale of the Shares to the Purchaser for its general business and working capital purposes.

2. CLOSING AND PAYMENT. On the Date of Closing (as defined below), the Purchaser shall deliver, by check, electronic transfer or otherwise, as payment of the purchase price for the Shares an amount equal to $0.18 US for every Share which the Purchaser has agreed to purchase (as set forth on the signature page hereto) and the Company shall deliver the Shares to the Purchaser simultaneously therewith. The Shares which are delivered to the Purchaser on the Date of Closing (i) have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state and said Shares may not be sold, transferred, pledged or hypothecated to any person or entity unless they have been so registered or the Company shall have received an opinion of counsel satisfactory to the Company to the effect that registration thereof for purposes of transfer is not required under the Securities Act, (ii) shall contain a legend stating that the Shares have not been registered under the Securities Act or the securities laws of any state and the restrictions on transferability set forth in Section 2 (i) hereof, and (iii) shall be registered in the name of the Purchaser. The "Date of Closing" for all purposes of this Subscription Agreement shall mean February 15, 2000, or any other date mutually agreed upon in writing by the Purchaser and the Company. Notwithstanding anything contained herein to the contrary, if the Company cannot deliver the Shares to the Purchaser on the Date of Closing in conformity with the provisions of this paragraph, the Purchaser shall have no obligation to purchase the Shares or deliver to the Company the amount required by the first sentence of this paragraph.

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3.       ACCEPTANCE OF SUBSCRIPTION. The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for the Shares, and further, that the total of shares issued under this Agreement, together with the aggregate of shares currently issued and outstanding if fully diluted, must not exceed the Company's authorized limit of 10,000,000 common shares. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected by the Company, this Subscription Agreement shall thereafter be of no further force or effect.

4. ACKNOWLEDGEMENT OF PURCHASER. The Purchaser hereby acknowledges and understands as follows:

(a) The Shares are not registered under the Securities Act or any state securities laws and the offering and sale of the Shares by the Company pursuant to this Subscription Agreement is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) Neither the United States Securities and Exchange Commission (the "Securities and Exchange Commission") nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the offering and sale of the Shares;

(c) All pertinent documents, records, books and other information in the Company's possession or which the Company could reasonably acquire pertaining to the Company or an investment in the Shares have been made available for inspection by the Purchaser; and

(d) The Shares may not be sold, assigned or otherwise transferred by the Purchaser unless they are registered under the Securities Act or unless an exemption from registration is available.

5. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF PURCHASER. The Purchaser hereby represents, warrants and agrees as follows:

(a) The Purchaser has received all documents and other information regarding the Company or an investment in the Shares as has been requested by the Purchaser (including, but not limited to, the Term Sheet) has carefully reviewed all such documents and understands the information contained therein, and the Purchaser has had access to sufficient information to determine the value of its investment;

(b) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and all such questions have been answered to the full satisfaction of the Purchaser;

(c) In evaluating the suitability of an investment in the Company, the Purchaser is relying upon its own investigation and is not relying upon any representation made by the Company or any other party (either oral or written) other than those contained in this Subscription Agreement and in the Company's annual reports and published financial data, Form 10-KSB for the fiscal year ended December 31, 1997 and the Company's quarterly reports on Form l0-QSB for the periods


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ended March 31, 1998 and June 30, 1998, respectively;

(d) The Purchaser is unaware of, and in subscribing for the Shares is in no way relying on, and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, in connection with the offering and sale of the Shares and is not subscribing for Shares and did not become aware of the offering of the Shares through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(e) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions for which RPI would be liable, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(f) The Purchaser has such knowledge and experience in financial, tax, and business matters, in general, and investments in securities, in particular, so as to enable him to utilize the information made available to him in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

(g) The Purchaser is not relying on the Company, or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only his own counsel or other advisors;

(h) The Purchaser is acquiring the Shares solely for his own account for investment and not with a view to the resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Shares and the Purchaser has no plans to enter into any such agreement or arrangement;

(i) The Purchaser has adequate means of providing for the Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the Purchaser's investment in the Shares for an indefinite period of time;

(j) The Purchaser is aware that an investment in the Shares involves a number of very significant risks;

(k) The Purchaser has received the annual report of the Company on Form l0-KSB for the fiscal year ended December 31, 1997, the Company's quarterly reports on Form 10-QSB for the periods ended March 31, 1998 and June 30, 1998, respectively;

(1) The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which he is bound; and this Subscription Agreement has been duly executed and delivered on behalf of the Purchaser and is a legal, valid and binding obligation of the Purchaser;


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(m) Any information which the Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of the Shares and the Purchaser shall notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares;

(n) The Purchaser has significant prior investment experience and is knowledgeable about investment considerations in companies similarly situated as the Company. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is nor excessive in view of its net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment in the Shares is a suitable one for the Purchaser; and

(o) The Purchaser is satisfied that he has received adequate information with respect to all matters which he considers material to its decision to make this investment; and

6. IRREVOCABILITY: BINDING EFFECT. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. MODIFICATION. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought

8. NOTICES. All notices and other communications hereunder shall be in writing and shall be personally delivered or mailed by certified mail, return receipt requested, postage prepaid. addressed (i) if to the Purchaser, to the address shown under the Purchaser's signature at the end of this Subscription Agreement, or (ii) if to the Company, to Rotary Power International, Inc., One Passaic Street. P.O. Box 128, Wood-Ridge, New Jersey 07075-0128, Attention:
President, or at such other address as either party hereto shall have furnished to the other party. Notices hereunder shall be deemed to have been duly given when personally delivered, mailed by registered or certified mail to the party entitled to receive the same.

9. ASSIGNABILITY: This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares shall be made only in accordance with the restrictions contained herein and all applicable laws.

10. APPLICABLE LAW. This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey without regard to its conflicts of laws or principles.


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11.      BLUE SKY QUALIFICATION. The purchase of Shares under this Subscription
Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in such jurisdiction.

12. USE OF PRONOUNS. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

13. CONFIDENTIALITY. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

14.      MISCELLANEOUS.

(a) This Subscription Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The provisions of Sections 4, 5, and 13 of this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Shares.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


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(e) Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision hereof is determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Section titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

IN WITNESS WHEREOF, the Purchaser has executed this Subscription Agreement this 27 day of October, 1999.

Number of Shares Purchased:

______________ Shares                    Purchaser: ___________________________.
Price per Share:  $0.18 US
                                         by: ________________________________
                                             Name:
                                             Title:

Total Purchase Price for
Shares Purchased : $__________

Purchaser's Address and Tax I.D. Number:

-----------------------------

-----------------------------

-----------------------------

-----------------------------
  Tax I.D. Number

Agreed and accepted as of this

27 of  October, 1999

ROTARY POWER INTERNATIONAL, INC.

BY:    /s/ Ken Brody
   -----------------------------
       Name:   Ken Brody
       Title:  President